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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference of our reports dated
February 2, 2000, with respect to the (a) consolidated financial statements, schedule and supplementary information of Time Warner Inc. and (b) consolidated financial statements and schedule of Time Warner Entertainment Company, L.P. included in this Annual Report on Form 10-K for the year ended December 31, 1999 in each of the following:

   1. Registration Statement No. 333-11471 on Form S-4 of Time Warner Inc. (formerly named TW Inc.);
   2. Post-Effective Amendment No. 1 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time
      Warner Inc.;
   3. Post-Effective Amendment No. 2 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
   4. Post-Effective Amendment No. 3 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
   5. Post-Effective Amendment No. 4 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectus of Time Warner Inc.;
   6. Post-Effective Amendment No. 5 to Registration Statement No. 333-11471 on Form S-4 filed on Form S-8 and related prospectuses of Time
      Warner Inc.;
   7. Post-Effective Amendment No. 1 to Registration Statement No. 333-14053 on Form S-8 and related prospectus of Time Warner Inc.;
   8. Registration Statement No. 333-14611 on Form S-3 of Time Warner Inc.;
   9. Registration Statement No. 333-27265 on Form S-8 and related prospectus of Time Warner Inc.;
  10. Registration Statement No. 333-39647 on Form S-3 of Time Warner Inc.;
  11. Registration Statement No. 333-49139 on Form S-8 and related prospectus of Time Warner Inc.;
  12. Registration Statement No. 333-61207 on Form S-3 of Time Warner Inc. (and Turner Broadcasting System, Inc. and Time Warner Companies, Inc.) (constitutes a post-effective amendment to and prospectus also relates to Registration Statement No. 333-44255);
  13. Registration Statement No. 333-69161 on Form S-8 and related prospectus of Time Warner Inc.;
  14. Registration Statement No. 33-61497 on Form S-8 and related prospectus of Time Warner Companies, Inc.;
  15. Registration Statement No. 333-37827 on Form S-3 of Time Warner Inc. (and Registration Statement No. 333-37827-01 of Time Warner Companies, Inc.) (constitutes a post-effective amendment to and prospectus also relates to Registration Statement No. 333-32813);
  16. Registration Statement No. 333-75409 on Form S-8 and related prospectus of Time Warner Inc.;
  17. Registration Statement No. 333-79253 on Form S-8 and related prospectus of Time Warner Inc.;
  18. Registration Statement No. 333-79263 on Form S-8 and related prospectus of Time Warner Inc.; and
  19. Registration Statement No. 333-93221 on Form S-8 and related prospectus of Time Warner Inc.



                                                             ERNST & YOUNG LLP

New York, New York
March 28, 2000